SCHEDULE 14C-A

(Rule 14c-101)

AMENDMENT NO. 1

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

TOGA LIMITED

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

TOGA LIMITED

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 6, 2018

Kuala Lumpur, Malaysia

July 18, 2018

THE PURPOSE OF THIS AMENDED NOTICE AND AMENDED INFORMATION

STATEMENT IS TO NOTIFY THE SHAREHOLDERS OF TOGA LIMITED THAT

THE LOCATION FOR THE 2018 ANNUAL MEETING OF SHAREHOLDERS TO BE

HELD ON AUGUST 6, 2018 SHALL BE HELD AT

SERI NEGERI BALLROOM 1 & 2

ROYALE CHULAN SEREMBAN JALAN DATO’ A.S. DAWOOD,

70100 SEREMBAN, NEGERI SEMBILAN DARUL KHUSUS, MALAYSIA

TO: THE SHAREHOLDERS OF TOGA LIMITED (the “Company”)

The purpose of this Amended Information Statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, July 12, 2018, that our Board of Directors has recommended, and that a majority of our stockholders intend to vote at the Company’s 2018 Annual Meeting of Shareholders to be held on August 6, 2018 (the “2018 Annual Meeting”), to effect the following corporate transactions:

(1)	To elect five (5) directors to serve until the next Annual Meeting or until their respective successors are duly elected and qualified;

(2)	To nominate the accounting firm of MaloneBailey LLP as Toga Limited’s independent auditors until the next Annual Meeting; and

(3)	To transact such other business as may properly come before the 2018 Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

All stockholders are cordially invited to attend the 2018 Annual Meeting in person.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Toh Kok Soon
Toh Kok Soon
Chief Executive Officer

TOGA LIMITED

Suite 30-01, Level 30, Menara Standard Chartered

No. 30, Jalan Sultan Ismail

Kuala Lumpur, Malaysia N8 50250

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AMENDED INFORMATION STATEMENT

PURSUANT TO SECTION 14 (C) OF THE SECURITIES EXCHANGE ACT

OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

This Amended Information Statement is being furnished to the stockholders of Toga Limited, a Nevada corporation (the “Company”), at the direction of the Company’s Board of Directors and pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934. It is furnished in connection with the 2018 Annual Meeting of stockholders scheduled for August 6, 2018 for the purposes set forth in the accompanying Amended Notice of Annual Meeting of Stockholders.

This Amended Information Statement and accompanying Amended Notice of Annual Meeting of Stockholders are being mailed on or about July 19, 2018.

RECORD DATE; VOTING SECURITIES

Only holders of record of the Company’s common stock as of July 10, 2018 shall be entitled to vote at the annual shareholders’ meeting on the basis of one vote for each share held. As of July 10, 2018, there were 637,149,957 shares of Toga Limited’s common stock outstanding. The presence, either in person or by proxy, of a majority of the total number of shares of common stock outstanding on the Record Date is necessary to constitute a quorum and to transact such matters as come before the 2018 Annual Meeting.

As of the Record Date, management and its affiliates (“Principal Stockholders”) collectively owned greater than 50% of the Company’s outstanding common stock and will vote such shares to approve the election as members of the Board of Directors the five (5) nominees listed under the caption “Election of Directors” and the engagement of the accounting firm of MaloneBailey LLP as Toga Limited’s auditors for the fiscal year ended July 31, 2018. Since the common stock owned by the Principal Shareholders constitute a majority of Toga Limited’s outstanding common stock, the Board of Directors determined not to solicit proxies. All stockholders of record on the Record Date are entitled to attend the meeting and vote their shares personally or through their own legally constituted proxy.

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AMENDED INFORMATION STATEMENT FOR ANNUAL MEETING

OF TOGA LIMITED SHAREHOLDERS

To Be Held August 6, 2018

The Board of Directors of Toga Limited furnishes this Amended Information Statement to the shareholders in connection with the 2018 Annual Meeting of Toga Limited, to be held at 3:00 PM on August 6, 2018 at Seri Negeri Ballroom 1 & 2, Royale Chulan Seremban Jalan Dato’ A.S. Dawood, 70100 Seremban, Negeri Sembilan Darul Khusus, Malaysia, for the purposes set forth in the accompanying Amended Notice of Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS

The business of the Company is managed under the direction of the Board of Directors. It has the responsibility for establishing broad corporate polices and for the overall performance of the Company. It is not, however, involved in operating details on a day-to-day basis. The Board is kept advised of the Company’s business through regular written reports and analyses and discussions with the Company’s Chairman/CEO, Mr. Michael Toh, and other officers of the Company. The Company’s Board of Directors currently consists of five members.

Meeting of the Board

The Board has recently adopted a policy to meet on a regularly basis during the year to review significant developments affecting the Company and to act on matters requiring the Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Prior to the expansion of the number of the Board of Directors to five (5) members, Mr. Toh was the sole member of the Board. In 2017, there were six (6) actions taken by Unanimous Written Consent and in 2018, to date, there has been two (2) actions taken by Unanimous Written Consent.

The existing five (5) members of the Board have been nominated for re-election at the 2018 Annual meeting to hold office until the next Annual Meeting or until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that another nominee will be designated by the Board of Directors to fill any such vacancy.

Votes Required

The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the 2018 Annual Meeting. Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast at the 2018 Annual Meeting for the purpose of electing directors.

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Election of Directors

The following are the nominees and other directors of the Company who will continue in office beyond the 2018 Annual Meeting, with information their principal occupation and other business affiliations, the year each was first elected as a director, other affiliations and each director’s or nominee’s age. The principal stockholders will vote FOR the election of each nominee listed below.

Michael Toh Kok Soon, has been the Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer of Toga Limited since 2016. He has served as President and CEO of Toga Capital Sdn. Bhd., a Malaysian corporation since 2015. Mr. Toh was the founder and CEO of Gen Five Global, a Celecom authorized dealer. Mr. Toh holds a Bachelor of Engineering (Hons.) Electronics degree from the Multimedia University, Melaka, Malaysia.

William Liew Choon Fook, has served as the Secretary of Toga Limited since 2017 and appointed to the Board of Directors in June 2018. He was elected to the Board of Directors of TOGL Technology Sdn., Bhd., a Malaysian corporation and a wholly-owned subsidiary of Toga Limited since 2017. Mr. Liew also serves as the Vice President of Operations and member of the Board of Directors of TogaChat Academy Philippines, Inc., since 2016. From January 1996 to August 2016, Mr. Liew founded and operated Megawin Consultancy Services in Kuala Lumpur, Malaysia. Mr. Liew holds a Bachelor of Engineering (Hons.) Electronics from University of Auckland, New Zealand.

Steve Tan See Kuy, has served as the Group General Manager and was appointed to the Board of Directors of Toga Limited in June 2018. He also serves as CEO and a director of VW Win Century, Inc., an SEC reporting company since 2016. Mr. Tan was President of EmcoHanover Group, a company located in Asian Pacific Region in 2016 and served as CEO of Glo Holdings in Irvine, California from 2010 to 2015. Mr. Tan holds a Doctorate degree in Business Administration from Midwest Missouri University and a Diploma in Marketing from the Royal Institute of Marketing in England.

Roy Lim Jun Hao, was appointed to the Board of Directors of Toga Limited June 2018. He is the current Chief Operating Office of Toga Capital Sdn. Bhd., a Malaysian corporation. Mr. Lim was the founder and COO of MBIT Engineering Sdn. Bhd., a Malaysian corporation from 2014 to 2015. Mr. Lim was the co-founder and Chief Marketing Officer of Gen Five Global, a Celecom authorized dealer from 2008 to 2011.

Edward Ng Boon Chee, was appointed to the Board of Directors of Toga Limited in June 2018. He was appointed Chief Management Officer of Toga Capital Sdn. Bhd., a Malaysian corporation since 2015. Mr. Ng was the founder and COO of MBIT Engineering Sdn. Bhd., a Malaysian corporation from 2014 to 2015. From 2014 to 2015 Mr. Ng was an executive administrator for Leroy International in Kuala Lumpur, Malaysia. From 2012 to 2013 was an executive administrator with GenFive Global.

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There are no family relationships between any nominee and/or any executive officers of the Company. Messrs. Toh, Liew, Tan, Lim and Ng are current directors of Toga Limited.

Board Meetings and Committees

Currently, Toga Limited has five directors and does not have a nominating committee. The Board of Directors has adopted a policy with regard to the consideration of any director candidates recommended by security holders. All of the current director nominees were nominated by the entire board.

Toga Limited’s Board of Directors has a process whereby security holders may send communications to the Board of Directors. Such security holders may send certified letters to Michael Toh Kok Soon, CEO of Toga Limited, who shall be responsible for presenting such communication to the entire board.

Toga Limited has adopted a code of ethics that applies to its principal executive officers, principal financial officer and principal accounting officer. Toga Limited will provide any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. Toga Limited does not currently have an audit committee. Currently, Toga Limited’s entire board serves as its audit committee. There is no financial expert on the audit committee.

Directors’ Compensation

The Company does not pay any of its directors for their services as directors. It is possible that the Company could begin to pay its directors for meetings attended, grant a small number of stock options or issue shares of our common stock for their services. However, no specific determination in this regard has been made.

Executive Compensation

The following is a chart of compensation paid to all executive officers of the Company.

		Annual Compensation			Long-Term Compensation
					Awards
Name And Principal Position	Period Ending July 31	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs ($)	All Other Compensation ($)
Michael Toh Kok Soon - CEO and President	2016
	2017
	2018

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Toga Limited was incorporated in the State of Delaware on October 23, 2003 and domesticated in Nevada on July 10, 2018. In or about June 2016, Mr. Toh purchased 277,383 shares of the Company’s common stock and 3 convertible notes in the amount of $533,925 from the Company’s prior sole officer and director. On or about May 11, 2017, the Mr. Toh converted the notes for 533,925 shares of common stock at $1.00 per share. In or about December 2016, Mr. Toh purchased an additional 20,000,000 shares of common stock for $2,000.00 at $0.0001 per share. On September 11, 2017, as a result of the Company’s decision to effect a forward-split of the outstanding shares of its common stock, all of the aforementioned shares acquired by Mr. Toh were increased at the rate of fifty shares for every one share (50:1). On December 2, 2016, Mr. Goh purchased 25,000,000 shares for $2,500 at $0.0001 per share. On September 11, 2017, as a result of the Company’s decision to effect a forward-split of the outstanding shares of its Common Stock, all of the aforementioned shares acquired by Mr. Goh were increased at the rate of fifty shares for every one share (50:1). On December 2, 2016, Mr. Lim purchased 5,000,000 shares of common stock for $500.00 at $0.0001 per share. On September 11, 2017, as a result of the Company’s decision to effect a forward-split of the outstanding shares of its common stock, all of the aforementioned shares acquired by Mr. Lim were increased at the rate of fifty shares for every one share (50:1).

Toga Capital Sdn. Bhd., a Malaysian corporation currently owns 2,389,718 shares of the Company’s common stock. Toga Capital acquired a total of 123,247,577 shares from the Company between December 2017 and May 4, 2018 pursuant to a Subscription Agreement at a price of $0.02 per share. Toga Capital has transferred to its independent contractors a total of 120,857,859 shares, leaving it with a total of 2,389,718 shares currently owned. Mr. Toh is the current President and CEO of Toga Capital. Mr. Lim is the current Chief Operating Officer of Toga Capital and Mr. Goh is a shareholder of Toga Capital.

Principal Stockholders and Security Ownership of Management

The following table sets forth certain information known to Toga Limited with respect to beneficial ownership of Toga Limited’s common stock as of July 3, 2018, beneficially owned by each person who beneficially owns more than 5% of the outstanding shares of our common stock; each of our officers and directors; and all of our officers and directors as a group.

Name and Address Of Beneficial Owner (1)	Shares Beneficially Owned	Percent Owned (2)

Toh Kok Soon – CEO No. 61-4, Jalan Sungai Abong Johor 84000 Muar, Malaysia	240,565,400	35.93%

Goh Seng Guan B-11-3, 239, Jalan Tun Razak, IMBI Kuala Lumpur 50400, Malaysia	250,000,000	37.34%

Lim Jun Hao 18-7, 6 Ceylon, No. 6, Jalan Ceylon Kuala Lumpur 50200, Malaysia	50,000,000	7.47%

All Officers and Directors as a Group	540,565,400	80.73%

__________

(1)	Each shareholder has sole voting and investment power with respect to his shares.
(2)	Based on 669,602,277 shares outstanding.

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STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the proxy statement or information statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than March 14, 2019. All stockholders’ proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission.

In addition, the Company’s policy on stockholder nominations for director candidates requires that to be considered for next year’s slate of directors any stockholder nominations for director must be received by the Company on a timely basis. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

The Nominating Committee (or the Board of Directors, in the event that a Nominating Committee has not been formed) will evaluate any proposed nominees using similar criteria as used for other nominees and will consider such nominees in comparison to all other nominees. The Nominating Committee (or the Board of Directors) has no obligation to nominate any such person for election.

Stockholders may write to Willian Liew Choon Fook, Secretary at the Company’s principal executive office, 3960 Howard Hughes Pkwy., Suite 500, Las Vegas, Nevada 89169, to deliver the stockholders proposals and stockholder nominations discussed above.

The principal stockholders will vote “FOR” each proposal listed above.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Five directors are to be elected at the meeting for a one-year term ending at the 2018 Annual Meeting. The Board of Directors for election at this 2018 Annual Meeting has nominated Michael Toh Kok Soon, Willian Liew Choon Fook, Steve Tan See Kuy, Roy Lim Jun Hao, Edward Ng Boon Chee. Each of the foregoing individuals are presently directors of the Company.

PROPOSAL TWO

APPROVAL OF MALONE BAILEY, LLP AS INDEPENDENT AUDITORS

The shareholders are requested to approve MaloneBailey, LLC as Toga Limited’s independent accountants for the fiscal year ending July 31, 2018.

THE COMPANY IS NOT SOLICITING PROXIES

VOTING PROCEDURES

Tabulation of Votes: W. Scott Lawler, Esq. will tabulate votes cast in person at the meeting.

Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against election of nominees or other proposals.

INDEPENDENT PUBLIC ACCOUNTANT

MaloneBailey, LLP has served as Toga Limited’s independent public auditor since June 15, 2017. All payments to them are current.

Audit Fees

The aggregate fees billed relating to years ended July 31, 2016 and 2017 for audit and revision services rendered by the principal accountant were $4,000 and $13,000 respectively.

Audit Related Fees

The aggregate fees billed relating to years ended July 31, 2016 and 2017 for assurance and related services rendered by the principal accountant that are reasonably related to the performance of audits or reviews of Toga Limited’s financial statements other than those disclosed under “Audit Fees” were $0 and $0 respectively.

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Tax Fees

Relating to years ended July 31, 2016 and 2017 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $3,000 and $3,000, respectively.

OTHER MATTERS

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals and matters relating to the conduct of the meeting.

/s/ Toh Kok Soon
Toh Kok Soon
CEO

July 18, 2018

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